Proteostasis Therapeutics, Inc. (PTI) Q4 2017 Investor Presentation Exhibit 99.2

Safe Harbor and Disclaimer To the extent that statements in this presentation are not historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “aim,” “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements made in this presentation include, without limitation, statements regarding the expected timing of the initiation of, patient enrollment in, data from, and our completion of, our clinical studies and cohorts for PTI-428, PTI-801, PTI-808 and our combination therapy candidates. Forward-looking statements made in this presentation involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, the possibility final or future results from our drug candidate trials (including, without limitation, longer duration studies) do not achieve positive results or are materially and negatively different from or not indicative of the preliminary results reported in this presentation (noting that these results are on a small number of patients and small data set), uncertainties inherent in the execution and completion of clinical trials (including, without limitation, the possibility FDA requires us to run cohorts sequentially or conduct additional cohorts or pre-clinical or clinical studies), in the enrollment of CF patients in our clinical trials, in the timing of availability of trial data, in the results of the clinical trials, in possible adverse events from our trials, in the actions of regulatory agencies, in endorsement, if any, by therapeutic development arms of CF patient advocacy groups, and those set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, and our other SEC filings. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to, among other items, disease incidence, market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of risk and uncertainty. New risks emerge from time to time, and neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such date after the date of this presentation. By attending or receiving this presentation you acknowledge you are solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and are solely responsible for forming your own view of the potential future performance of our business. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the Company or its securities.

Overview of Proteostasis Therapeutics, Inc.

PTI Overview Clinical stage biopharma developing novel therapeutics for cystic fibrosis (CF) and other diseases caused by dysfunctional protein processing Focus on increasing CFTR activity in patients with CF Developing novel small molecules for CF combination therapy PTI-808: Novel Potentiator PTI-801: New Generation Corrector that is additive in vitro to first and second generation correctors PTI-428: Novel Class of CFTR Modulator: Amplifiers Leveraging potential therapeutic benefit of multiple stand-alone combination options including PTI-801 and PTI-808 as a doublet and PTI-808, PTI-801, and PTI-428 as a triplet Based on in vitro data, PTI-801 and PTI-428 can potentially be developed as add-on therapies to current and future standard of care CFTR modulator therapies

Q4 2017 PTI Cystic Fibrosis Pipeline



Discovery
Preclinical Development
Clinical Development
HV
CF
PTI-428 + Amplifier*
PTI-505 Amplifier
PTI-801+ New Generation Corrector*
PTI-501+ New Generation Corrector
PTI-808 Novel Potentiator
PTI-588 Novel Potentiator
PTI-321 Novel Potentiator

* Received Fast Track designation from FDA

\+ Additive *in vitro* to first and second generation correctors

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PROTEOSTASIS THERAPEUTICS, INC.

Key Milestones Q1 2017: PTI-801 IND Submission Q2 2017: PTI-428 preliminary data Q2 2017: PTI-808 IND submission Q2 2017: PTI-808 Phase 1 initiation Q3 2017: PTI-801 Phase 1 initial data Q4 2017: PTI-428 28 day dosing, preliminary data in CF subjects on Orkambi® Q4 2017: PTI-801 14 day dosing, initial data in CF subjects on Orkambi® Q4 2017: PTI-808 SAD and MAD clinical data in HV Q4 2017: PTI-808/PTI-801/PTI-428 combination clinical safety data in HV Q4 2017: PTI-801/PTI-808 initiation of combination study in CF patients Q1 2018: PTI-428 14 day dosing, preliminary data in CF subjects on Kalydeco® 1H 2018: PTI-808/PTI-801/PTI-428 combination studies initiated in CF subjects

Recent Triple Combination Data Suggest an FEV_1 Improvement Ceiling Has Yet to be Reached



$R^2 = 0.8165$
%Predicted FEV_1 (Absolute Improvement)
24%
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
110%
120%
Ussing Activity (% normal CFTR)
PTI-801/PTI-808/PTI-428(F/F)
iva/luma/PTI-801 (F/F)
PTI-801/PTI-808/PTI-428(G)
PTI-801/PTI-808 (F/F)
extrapolated correlation
iva/tez/VX-440 (F)
iva (G)
iva/tez/VX-152 (F)
PTI-801/PTI-808/PTI-428(F)
iva/tez/VX-659 (F)
iva/luma/PTI-428 (F/F)
iva/tez (F/F)
iva (R)
iva/luma (F/F)
VX-661(F/F)
iva (F/F)
iva/luma (F)
luma (F/F)
iva = ivacaftor
luma = lumacaftor
Tez = tezacaftor
(G) = G551D
(R) = R117H
(F/F) = F508del homozygote
(F) = F508del heterozygote
= Published $ppFEV_1$ data
= Projected $ppFEV_1$ data

VX-152 and VX-440 (F/F) data with tez/iva not shown. Reported improvement in FEV1 was 7-9.5% in addition to change in FEV1 with just tez/iva which was not reported

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PROTEOSTASIS THERAPEUTICS, INC.

CORRECTOR PTI-801 PTI Approach to Restoration of CFTR Activity is Uniquely Orthogonal to Approved Modulators Amplifiers, such as PTI-428, selectively increase the amount of immature CFTR protein in the cell, providing additional substrate for correctors and potentiators to act upon Potentiators, such as PTI-808 and KALYDECO® (ivacaftor), act by increasing the opening time of the CFTR channel, resulting in higher ion flow Correctors, such as PTI-801 and ORKAMBI® (lumacaftor/ ivacaftor), are thought to facilitate the processing of mutated CFTR protein substrate, leading to improved delivery to the cell membrane POTENTIATOR PTI-808 AMPLIFIER PTI-428 ORKAMBI® and KALYDECO® are registered trademarks of Vertex Pharmaceuticals Inc.

PTI-428 and PTI-801 are Differentiated in Doublet, Triplet and Quadruplet Combination Formats in vitro TEZA-tezacaftor, IVA-ivacaftor, DMSO-vehicle control F508del Homozygous HBE cells healthy carrier level PTI-801 and PTI-428 are additive to approved or late stage modulators in vitro Doublet and triplet combinations of PTI investigational drugs restored CFTR activity to at least healthy carrier levels in vitro

PTI Clinical Path to Proprietary Combination Therapies in CF Patients 28 day GLP preclinical combination safety studies completed placebo single agent dual combination triple combination 7 day PTI-801/PTI-808 7 day PTI-801/PTI-808/PTI-428 7 day Placebo 14 day PTI-801 dose 1 /PTI-808 dose 1 14 day PTI-801 dose 2 /PTI-808 dose 2 7 day PTI-808 dose 2 14 day PTI-808 dose 2 /PTI-428/PTI-801 7 day PTI-808 dose 1 14 day PTI-808 dose 1 /PTI-428/PTI-801 14 day Placebo 21 day Placebo Healthy Volunteers n = up to 24 CF Subjects (F508del homozygous) n = up to 46

PTI-808 a Novel Potentiator Shown to increase immature CFTR protein levels CFTR mutation-agnostic Sole amplifier molecule in clinical development PTI POTENTIATORS PTI CORRECTORS PTI AMPLIFIERS PTI-801 PTI-428 PTI-808 Comparable in vitro efficacy to currently available CFTR modulators Superior in vitro efficacy to lumacaftor Synergistic to lumacaftor No observed ivacaftor-induced destabilization

PTI-808 Increased CFTR Channel Gating Activity in vitro with no Loss of Potency under Chronic Incubation Conditions PTI-808 potentiated the gating activity of normal CFTR by increasing CFTR channel open probability and open time and by decreasing closed time PTI-808 enhanced F508del CFTR chloride transport over 4-fold that of PTI-801 + PTI-428 dual treatment in HBE cells In vitro PTI-808 potency was not affected by chronic dosing CFTR open probability CFTR open time PTI-808 in vitro dose response ATP/PKA – ATP and Protein Kinase A

Single Ascending Dose, n=24, up to 100 mg All cohorts are placebo controlled with 3:1 randomization PTI-808 Healthy Volunteer Study Design PTI-808 dose 1 PTI-808 dose 2 PTI-808 dose 3 7 day Multiple Ascending Dose, n=24, up to 300 mg PTI-808 dose 1 PTI-808 dose 2 PTI-808 dose 3 Completed Ongoing

PTI-801 a Novel New Generation Corrector Shown to increase immature CFTR protein levels CFTR mutation-agnostic Sole amplifier molecule in clinical development PTI POTENTIATORS PTI CORRECTORS PTI AMPLIFIERS PTI-801 PTI-428 PTI-808 Comparable in vitro efficacy to currently available CFTR modulators Superior in vitro efficacy to lumacaftor Synergistic to lumacaftor No observed ivacaftor-induced destabilization

PTI-801 Could Improve Clinical Benefit of Approved or Late-Stage CFTR Modulators PTI-801 belongs to a novel chemical series that showed additive efficacy in vitro with first and second generation correctors Adds up to 150% to first generation correctors (lumacaftor and tezacaftor) Adds up to 50% to second generation correctors Unlike lumacaftor and tezacaftor, when combined with ivacaftor under chronic conditions, PTI-801 in vitro efficacy showed sustained increase in CFTR current that appeared less sensitive to the ivacaftor-mediated decrease

SAD, n=24, up to 450 mg PTI-801 HV and CF Study Schema and Status Dose 1 Dose 2 Dose 3 7 day MAD, n=24, up to 250 mg Dose 1 Dose 2 Dose 3 Completed All cohorts are placebo controlled Part 1: 3:1 randomization Part 2: 4:1 randomization Dose 1 Part 1: SAD and MAD in Healthy Volunteers Part 2: 14 day MAD Cohort in CF Subjects Dose 2 Dose 3 Ongoing HV – healthy volunteer, SAD – single ascending dose, MAD – multiple ascending dose

PTI-801 Treatment Generally Well Tolerated Across HV SAD and MAD Cohorts Single Ascending Dose Cohorts in HV Subjects In the SAD cohorts a total of 5 subjects experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No clinically significant trends in safety labs, ECGs, physical exam, vital signs data Multiple Ascending Dose Cohorts in HV Subjects In the MAD cohorts a total of 4 subjects experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No AE term reported in more than one subject No clinically significant trends in safety labs, ECGs, physical exam, vital signs data Average PTI-801 exposure at steady state in excess of EC90 at 150 mg dose TEAE – treatment emergent adverse events, AE – adverse events, SAE – serious adverse events, ECG – electrocardiogram, MAD – multiple ascending dose, SAD – Single ascending dose

PTI-428 an Amplifier, a First-in-Class Novel CFTR Modulator Shown to increase immature CFTR protein levels CFTR mutation-agnostic Sole amplifier molecule in clinical development PTI POTENTIATORS PTI CORRECTORS PTI AMPLIFIERS PTI-801 PTI-428 PTI-808 Comparable in vitro efficacy to currently available CFTR modulators Superior in vitro efficacy to lumacaftor Synergistic to lumacaftor No observed ivacaftor-induced destabilization

Class I Stop Codon Mutation II Processing Mutation III Gating Mutation IV Conductance Mutation Defect Gene transcription prematurely stopped Misfolded protein fails to reach surface Abnormal regulation of ion flow Faulty channel conductance slows ion flow HBE Genotype Tested G542X/F508del Class I/II F508del/F508del Class II/II G551D/F508del Class III/II R117H/F508del Class IV/II In vitro increase in ion flow from PTI-428 combinations* *PTI-428 added to indicated compound(s) PTI-428 Has Been Shown to Increase CFTR Activity in HBE Cells Across CF Mutation Classes

In vitro Data Suggests Amplifiers Improve the Efficiency of CFTR Protein Translation SRP, signal recognition particle.

PTI-428 CF Study Schema and Status Part 1, CF Subjects, n = 31 Dose 1 Dose 2 Dose 3 PTI-428 Monotherapy PTI-428 Orkambi® Background SAD, up to 100 mg MAD, 7 day, 100 mg Part 2, CF Subjects, n=20, 28 day, 50 mg PTI-428 Orkambi® Background Completed Enrollment completed SAD – single ascending dose, MAD – multiple ascending dose All cohorts are placebo controlled Part 1: 3:1 randomization Part 2: 4:1 randomization Average PTI-428 exposure at steady state exceeded EC90 in MAD cohorts

PTI-428 CF SAD and MAD Cohorts Safety Overview Single Ascending Dose Cohorts in CF Subjects In the SAD cohorts 4 subjects experienced a TEAE No severe AEs, SAEs or AEs leading to discontinuation of treatment were reported No AE term reported in more than one subject Multiple Ascending Dose Cohorts in CF Subjects In the Orkambi® cohort, 4 subjects experienced TEAE (3 in the active and 1 in the placebo group), 1 reported possibly treatment related AEs No severe or serious adverse events were recorded. All AEs were mild or moderate and none occurred in more than one subject. In the mono therapy cohort, 6 subjects experienced TEAE of which one was in the placebo cohort. All were moderate or mild. One (cough) occurred twice: once in subject on placebo and once in subject dosed with PTI-428. In both cohorts there were no laboratory safety or hematology AEs. Approximately 60% of subjects on Orkambi® who received PTI-428 saw a modest improvement in FEV1 in the 7 days of treatment. There was no significant difference in FEV1 changes compared to placebo. TEAE-treatment emergent adverse event, AE – adverse event, SAE – serious adverse event

Ivacaftor Exposures Lumacaftor Exposures Clinical data supports lack of drug-drug interactions as expected from preclinical data However, for CF subjects who received PTI-428, change in FEV1 positively correlated with ivacaftor exposure and inversely correlated with lumacaftor exposure No Unexpected PK Interactions Observed Among PTI-428, Ivacaftor, and Lumacaftor AUC – area under the curve

Measurement of CFTR mRNA and Protein Developed and Implemented as a Clinical Biomarker in CF Studies

Clinical Biomarker

Biomarker Discovery
~1.5-2 fold CFTR mRNA and protein increase with PTI-428 in both normal and CF patient HBE cells

Biomarker Development
CFTR mRNA and protein expression measurable in nasal epithelial cells of rats, monkeys, HV, and CF patients

Biomarker Implementation
CFTR mRNA and protein expression measured in nasal epithelial cells with PTI-428 in phase 1 HV and CF subjects

Nasal Swab Protocol



- ASI Rhino-Pro Curettes
- Repeat brushing motion at least 3 times
- Place in pre-prepared lysis buffer
- Repeat with the other nostril
- Retain the tip of curettes in the same Eppendorf tube
- Store at -80°C immediately and ship to analysis lab on dry ice

HV – healthy volunteer

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At Baseline, CF Subjects Had Comparable CFTR mRNA Levels and Approximately Half the CFTR Protein Levels Compared to HVs Data shown is from completed PTI-428 clinical studies using the same CFTR mRNA and protein quantification methodology, median with 10-90 percentile CF subjects had approximately half the CFTR protein levels compared to HVs (p<0.05) CFTR protein and mRNA relationship differs across the two populations In HV subjects, baseline CFTR protein and mRNA positively correlated as expected In CF subjects, CFTR protein and mRNA relationship is inversely correlated suggesting activation of cellular pathways, i.e. unfolded protein response or UPR, due to the presence of mutated or misfolded protein Our data showed that high CFTR protein expressing CF subjects have lowest CFTR mRNA at baseline

With PTI-428 Treatment, HV Data Suggests Dose Dependent and Sustained Increase in CFTR mRNA 2.5 fold sustained increase in CFTR mRNA seen in healthy volunteers upon 7 days of dosing with 150 mg The magnitude of CFTR mRNA changes in healthy volunteers mirrors those observed in vitro in HBE cells expressing mutated (2.0 fold) or normal CFTR (1.5 fold) Assessment of CFTR protein changes was not made due to a small number of clinical samples passing the quality control criteria

With 100 mg PTI-428 Treatment Alone, CF Data Suggests Higher than Expected Increase in CFTR Protein

- Subjects in the monotherapy cohort demonstrated on average an 8 fold increase in protein during the treatment period and a return to approximately baseline levels at the end of the follow up period
- Changes in biomarker levels in PTI-428 treated CF patients were higher than those seen *in vitro*.
  - *In vitro*, with PTI-428, a 2 fold increase in F508del-CFTR did not activate cellular pathways, i.e. unfolded protein response or UPR, due to presence of mutated or misfolded protein

	CF Patients PTI-428-01 Study MAD Cohorts**	
Treatment	Average CFTR Protein Fold Change During Treatment Period* (Day 1 through Day 7)	Average CFTR Protein Fold Change During Follow-up Period* (Day 14)
PTI-428	8.1	2.0
Pooled placebo	1.3	1.6

	in vitro HBE cells	
Treatment	Average CFTR Protein Fold Change F508del/F508del	Average CFTR Protein Fold Change normal CFTR
PTI-428	1.9	1.5
Control	1.0	1.0

*across all available samples **Biomarker analysis is based on 70% nasal samples that met QC criteria for the CFTR ELISA collected from all 9 CF subjects

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PROTEOSTASIS THERAPEUTICS, INC.

With 100 mg PTI-428 Treatment on Top of Orkambi®, CF Data Suggests Emergence of CFTR Protein Increase in Washout Period

- In Orkambi® subjects dosed with PTI-428, the CFTR protein did not change on average during the 7-day dosing while an average 5 fold increase in protein levels was observed by the end of the follow up period
- Changes in biomarker levels in PTI-428 treated CF patients were higher than those seen *in vitro*
  - Combination of Orkambi® and over-amplification of F508del-CFTR, with PTI-428 at 100 mg, may activate the UPR leading to degradation of CFTR mRNA; our *in vitro* data shows that lumacaftor alone may induce mRNA degradation pathways leading to the reduction of accumulated misfolded protein
  - 50 mg selected as the dose level for 28 day study in CF subjects on Orkambi®

	CF Patients PTI-428-01 Study MAD Cohorts**	
Treatment	**Average CFTR Protein Fold Change During Treatment Period* (Day 1 through Day 7)**	**Average CFTR Protein Fold Change During Follow-up Period* (Day 14)**
PTI-428 and Orkambi®	0.8	5.2
Pooled placebo	1.3	1.6

	in vitro HBE cells	
Treatment	**Average CFTR Protein Fold Change F508del/F508del**	**Average CFTR Protein Fold Change normal CFTR**
PTI-428	1.9	1.5
Control	1.0	1.0

*across all available samples **Biomarker analysis is based on 70% nasal samples that met QC criteria for the CFTR ELISA collected from all 12 CF subjects

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PROTEOSTASIS THERAPEUTICS, INC.

Key Milestones Q1 2017: PTI-801 IND Submission Q2 2017: PTI-428 preliminary data Q2 2017: PTI-808 IND submission Q2 2017: PTI-808 Phase 1 initiation Q3 2017: PTI-801 Phase 1 initial data Q4 2017: PTI-428 28 day dosing, preliminary data in CF subjects on Orkambi® Q4 2017: PTI-801 14 day dosing, initial data in CF subjects on Orkambi® Q4 2017: PTI-808 SAD and MAD clinical data in HV Q4 2017: PTI-808/PTI-801/PTI-428 combination clinical safety data in HV Q4 2017: PTI-801/PTI-808 initiation of combination study in CF patients Q1 2018: PTI-428 14 day dosing, preliminary data in CF subjects on Kalydeco® 1H 2018: PTI-808/PTI-801/PTI-428 combination studies initiated in CF subjects

Thank You